EXHIBIT 10.3

GRANT NO. ________

LENCO MOBILE, INC.
2011 NONSTATUTORY STOCK OPTION PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

Lenco Mobile, Inc., a Delaware corporation (the “Company”), hereby grants an Option to purchase shares of its Common Stock (the “Shares”) to the Optionee named below.  The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Lenco Mobile, Inc. 2011 Nonstatutory Stock Option Plan (the “Plan”).

Date of Option Grant:  __________________, [YEAR]

Name of Optionee:  _________________________________________________

Optionee’s Social Security Number:  _____-____-_____

Number of Shares Covered by Option:  ______________

Exercise Price per Share:  $_____.___

Fair Market Value of a Share on Date of Option Grant:  $_____.___

Expiration Date:  _____________, [YEAR]  [DO NOT EXCEED TEN YEARS FROM GRANT]

Vesting Schedule:  This Option is fully vested and exercisable on the above Date of Option Grant provided however that your right to purchase Shares shall be subject to all of the terms of the attached Agreement.

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan and the Plan prospectus, copies of which are also enclosed.

Optionee:
(Signature)
Company:
(Signature)

Title:

Attachment

LENCO MOBILE, INC.
2011 NONSTATUTORY STOCK OPTION PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference.  Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option.  Any prior agreements, commitments or negotiations concerning this Option are superseded.

Nonstatutory Stock Option
This Option is not intended to be an Incentive Stock Option under section 422 of the Code and will be interpreted accordingly.

This Option is not intended to be deferred compensation under section 409A of the Code and will be interpreted accordingly.

Vesting	This Option is only exercisable before it expires and then only with respect to the vested portion of the Option.
Term	Your Option will expire at the close of business at Company headquarters on the Expiration Date, as shown on the cover sheet.
Notice of Exercise
When you wish to exercise this Option, you must notify the Company by filing a “Notice of Exercise” form at the address given on the form.  Your notice must specify how many Shares you wish to purchase.  Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse’s names as community property or as joint tenants with right of survivorship).  The notice will be effective when it is received by the Company.

If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment
When you submit your notice of exercise, you must include payment of the Exercise Price for the Shares you are purchasing.  Payment may be made in one (or a combination) of the following forms:

●  Cash, your personal check, a cashier’s check or a money order.

●  Shares which have already been owned by you for more than six (6) months and which are surrendered to the Company.  The Fair Market Value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

●  To the extent a public market for the Shares exists as determined by the Company, by Cashless Exercise through delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

●  Payment for all or a part of the Exercise Price may be made through a “net exercise” arrangement pursuant to which you will receive a net number of Shares equal to (i) the number of Shares as to which this Option is being exercised minus (ii) the quotient (rounded down to the nearest whole number) of (a) the sum of (1) the aggregate Exercise Price of the Shares being exercised and (2) at your election, all or a portion of the minimum amount required to be withheld under applicable tax law, divided by (b) the Fair Market Value of a Share on the exercise date.  The number of Shares covered by clause (ii) will be retained by the Company and not delivered to you.  No fractional Shares will be created as a result of a net exercise and you must contemporaneously pay for any portion of the aggregate Exercise Price that is not covered by the Shares retained by the Company under clause (ii).

Withholding Taxes
You will be solely responsible for payment of any and all applicable taxes associated with this Option.

You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or sale of Shares acquired under this Option.

Restrictions on Exercise and Resale
By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired under this Option at a time when applicable laws, regulations or Company trading policies prohibit exercise, sale or issuance of Shares.  The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation.  The Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable, and any Shares acquired under this Option shall not be sold, if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities; provided, however, that such limitation shall be applicable only if all officers, directors and similarly situated individuals are subject to the same restrictions, and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than one percent (1%) of the Company's outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock).  Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.
If the sale of Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

Transfer of Option
Prior to your death, only you may exercise this Option.  You cannot transfer, assign, alienate, pledge, attach, sell, or encumber this Option.  If you attempt to do any of these things, this Option will immediately become invalid.  You may, however, dispose of this Option in your will or it may be transferred by the laws of descent and distribution.  Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse’s interest in your Option in any other way.

Retention Rights
Your Option or this Agreement does not give you the right to be retained by the Company (or any Parent or any Subsidiaries or Affiliates) in any capacity.  The Company (or any Parent and any Subsidiaries or Affiliates) reserves the right to terminate your Service at any time and for any reason.

Stockholder Rights
You, or your estate or heirs, have no rights as a stockholder of the Company until a certificate for your Option’s Shares has been issued.  No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments
In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this Option (rounded down to the nearest whole number) and the Exercise Price per Share may be adjusted pursuant to the Plan.  Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends
Until the Shares subject to the Option have been registered on a Form S-8 that has been declared effective, all certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legend:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

LENCO MOBILE, INC.
NOTICE OF EXERCISE OF NONSTATUTORY STOCK OPTION BY OPTIONEE

Lenco Mobile, Inc.
345 Chapala Street
Santa Barbara, CA  93101

Re:	Exercise of Nonstatutory Stock Option to Purchase Shares of Company Stock

[PRINT NAME OF OPTIONEE]

Pursuant to the Nonstatutory Stock Option Agreement dated ___________________, ______ between Lenco Mobile, Inc., a Delaware corporation, (the “Company”) and me, made pursuant to the 2011 Nonstatutory Stock Option Plan (the “Plan”), I hereby request to purchase _______ shares (whole number only) of common stock of the Company (the “Shares”), at the exercise price of $__________ per Share.  I am hereby making full payment of the aggregate exercise price by one or more of the following forms of payment in accordance with the whole number percentages that I have provided below.  I further understand and agree that I will timely satisfy any and all applicable tax withholding obligations as a condition of this Option exercise.

Percentage
of Payment	Form of Payment As Provided In the Nonstatutory Stock Option Agreement

_______%	Cash/My Personal Check/Cashier's Check/Money Order (payable to "Lenco Mobile, Inc.")

_______%	Surrender of Vested Shares (Valued At Their Fair Market Value) Owned
100%	By Me For More Than Six (6) Months

_______%	Cashless Exercise

_______%	Net Exercise

Check one:	☐	The Shares certificate is to be issued and registered in my name only.

	☐	The Shares certificate is to be issued and registered in my name and my spouse's name.

[PRINT SPOUSE'S NAME, IF CHECKING SECOND BOX]

Check one (if checked second box above):

☐ Community Property or ☐ Joint Tenants With Right of Survivorship

I acknowledge that I have received, understand and continue to be bound by all of the terms and conditions set forth in the Plan and in the Nonstatutory Stock Option Agreement.

Dated:  __________________

(Optionee's Signature)	(Spouse's Signature)**

**Spouse must sign this Notice of Exercise if listed above.

(Full Address)	(Full Address)

*THIS NOTICE OF EXERCISE MAY BE REVISED BY THE COMPANY AT ANY TIME WITHOUT NOTICE.